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                                                                     EXHIBIT 8.1

                                  SUBSIDIARIES

                      NAME OF SUBSIDIARY
                 AS SPECIFIED IN CHARTER AND                          JURISDICTION OF
                            d/b/a                                      INCORPORATION
--------------------------------------------------------------  -----------------------------
Gotaas-Larsen Shipping Corporation............................            Liberia
Golar Maritime Limited........................................            Bermuda
Golar Management Limited......................................            Bermuda
Gotaas-Larsen International Limited...........................            Liberia
Golar International Limited...................................            Liberia
Golar Gas Holding Company Inc.................................            Liberia
Golar Gas Cryogenics Inc......................................            Liberia
Golar Freeze Inc..............................................            Liberia
Golar Hilli Inc...............................................            Liberia
Golar Khannur Inc.............................................            Liberia
Golar Gimi Inc................................................            Liberia
Golar Maritime (Asia) Inc.....................................            Liberia
Faraway Maritime Shipping Inc.................................            Liberia
Aurora Management Inc.........................................            Liberia
Oxbow Holdings Inc............................................     British Virgin Islands
Faraway Maritime Shipping Inc.................................            Liberia
Aurora Management Inc.........................................            Liberia
Golar LNG 1444 Corporation....................................            Liberia
Golar LNG 2215 Corporation....................................            Liberia
Golar LNG 1460 Corporation....................................            Liberia
Golar LNG 2220 Corporation....................................            Liberia